AMENDMENT OF LEASE executed at the City of St. Lauent, Province of Quebec, on the 19th day of May, 2000.


BETWEEN: LIBERTY SITES LTD., a corporation having its head office in the City of St. Laurent, herein represented by Sandra Levy, who has been duly authorized for the purpose of the present agreement,

                        (hereinafter called the "Landlord")


AND: L I L T Canada Inc., a corporation duly incorporated under the laws of Canada having its head office in the City of Dorval, at 9060 Ryan Avenue, and its principal office in the Province of Quebec at 9060 Ryan Avenue, Dorval H9P 2M8 herein represented by Dr. Iraj Najafi, its President, who has been duly authorized for the purpose of the present agreement by virtue of a resolution of the board of directors of the company, a certified copy of which is attached hereto as Schedule "R",

                        (hereinafter called the "Tenant")


                        WITNESSETH

                        WHEREAS the Tenant is leasing a gross leasable area of Forty-One Thousand Thirty-Seven and Sixty-Eight Hundredths (41,037.68) square feet (the "Premises") composed of Twenty-Seven Thousand Seven Hundred Seventy-Seven and Twenty-Seven Hundredths square feet (27,777.27 sq. ft.) on the ground floor of the Building bearing civic number 8851 Trans-Canada Highway in the City of St. Laurent, Quebec (the "Building") consisting of offices, manufacturing and clean room areas and Thirteen Thousand Two Hundred Sixty and Forty-One Hundredths square feet (13,260.41 sq. ft) on the second floor of the Building consisting of offices and manufacturing space from the Landlord by way of lease dated the 19th day of May, 2000 and to be signed concurrently herewith (the "Lease");

                        WHEREAS the Landlord has agreed to lease to Tenant and Tenant has agreed to lease from Landlord additional space on the second floor of the Building on the terms and conditions hereinafter set out;

NOW THEREFORE THE PARTIES AGREE AS FOLLOWS:

1.          The preamble shall form part hereof as if recited at length herein.

2. All capitalized terms not otherwise defined herein shall have the same meaning as in the Lease.

3. The Landlord hereby leases to the Tenant additional space on the second floor over the clean room area (the "Additional Space") of Twelve Thousand Three Hundred Ninety (12,390) square feet as shown cross-hatched on the plan attached hereto as Schedule "A". Consequently, the aggregate area of the Premises and the Additional Space comes to a total of Fifty-Three Thousand Four Hundred Twenty-Seven and Sixty-Eight Hundredths (53,427.68) square feet.

4. The term of the lease for the Additional Space shall be coterminous with the Lease.

5. In addition to all monies payable pursuant to the Lease the Tenant shall pay to the Landlord for the Additional Space, throughout the term of this lease without any deduction, abatement or setoff:

a) for each of the first six years of the term of the lease commencing on the Commencement Date an annual net net rent of Ninety-Two Three Hundred Three Dollars and Nineteen Cents ($92,303.19), based on an annual net net rental of Seven Dollars and Forty-Five Cents ($7.45) per square foot of the Additional Space, payable in lawful money of Canada, in monthly instalments of Seven Thousand Six Hundred Ninety-One Dollars and Ninety-Three Cents ($7,691.93), each payable in advance on the first day of each month, plus

b) for each year of the balance of the term of the lease an annual net net rent of One Hundred Seventeen Thousand Eighty-Two Dollars and Fifty-Seven Cents ($117,082.57), based on an annual net net rental of Nine Dollars and Forty-Five Cents ($9.45) per square foot of the Additional Space, payable in lawful money of Canada, in monthly instalments of Nine Thousand Seven Hundred Fifty-Six Dollars and Eighty-Eight Cents ($9,756.88), each payable in advance on the first day of each month, plus

c) during the entire term of this lease all real estate taxes and operating expenses for the Additional Space.

d)          There  shall  be  no  leasing   incentives  or  Landlord's  Work  in
            connection   with  the  Additional   Space  other  than  the  actual
            construction of the mezzanine itself.

6. All the provisions of the Lease shall apply to this lease for the Additional Space except as otherwise herein provided.

7. Except as may be hereinabove indicated this lease and the Lease shall be considered one agreement and the Premises and the Additional Space one premises, such that any default under this lease shall be considered a default under the Lease and any default under the Lease shall be considered a default hereunder.


            IN WITNESS WHEREOF, the parties have duly executed and signed these presents on the place and date first mentioned at the beginning of this lease.


                                            LANDLORD
                                            LIBERTY SITES LTD.


                                            Per:  /s/ Sandra Levy
                                                ------------------------------
                                                 Authorized Signatory

                                            Name:       Sandra Levy
                                                 -----------------------------

                                            Title:      President
                                                  ----------------------------




                                            TENANT
                                            LILT CANADA INC.


                                            Per:  /s/
                                                ------------------------------
                                                        Authorized Signatory


                                            Name:
                                                 -----------------------------

                                            Title:
                                                  ----------------------------

                                  SCHEDULE "A"
                                  ------------

                               [GRAPHIC OMITTED]

AGREEMENT OF LEASE executed at the City of St. Laurent, Province of Quebec, on the 19th day of May, 2000.

BETWEEN: LIBERTY SITES LTD., a corporation having its head office in the City of St. Laurent, herein represented by Sandra Levy, who has been duly authorized for the purpose of the present agreement,

                        hereinafter called the "Landlord";


AND: L I L T Canada Inc., a corporation duly incorporated under the laws of having its head office in the City of , at , and its principal office in the Province of Quebec at 9060 Ryan Avenue, Dorval H9P 2M8 herein represented by , its , who has been duly authorized for the purpose of the present agreement by virtue of a resolution of the board of directors of the company, a certified copy of which is attached hereto as Schedule "R", hereinafter called the "Tenant";


                        WITNESSETH


ARTICLE 1               DESCRIPTION OF PREMISES

1.1 The Landlord hereby leases to the Tenant, present and accepting, a gross leasable area of Forty-One Thousand Thirty-Seven and Sixty-Eight Hundredths (41,037.68) square feet (the "Premises") consisting of Nineteen Thousand Three Hundred Sixty-Nine and Seventy-Four Hundredths (19,369.74) square feet of office space, Nine Thousand One Hundred Twenty-Eight and Sixty-Six Hundredths (9,128.66) square feet of manufacturing space and Twelve Thousand Five Hundred Thirty-Nine and Twenty-Eight Hundredths (12,539.28) square feet of clean room/ warehouse space, being part of the building to be built by the Landlord bearing civic number 8851 Trans-Canada Highway, as indicated on the site plan attached hereto as Schedule "A1" (the "Building"). The Premises are outlined in red on the plan attached hereto as Schedule "A2". The Building is erected on the land (the "Land") more fully described in the attached Schedule "A2". For the purposes hereof, the Land includes all land used for parking, all landscaped areas and all sidewalks and accessways leading to the Building from a public thoroughfare. The Tenant hereby undertakes to use and occupy the Premises for the purpose of offices, light manufacturing and clean room/warehouse space and for no other purpose whatsoever.

1.2 The area of the Premises shall be measured by the Landlord's architect in accordance with the standard method for measuring space in industrial buildings, and the area shall be measured to the outside of the exterior walls of the Premises.

1.3 The Tenant shall also be entitled to One Hundred (100) unassigned exterior parking spaces of which Sixty (60) shall be at no additional cost to the Tenant (other than real estate taxes and operating expenses associated with such parking spaces). The remaining Forty (40) parking spaces shall be at the rate of Thirty-Five Dollars ($35) per space per month plus applicable taxes for the first six years of the term of the lease and Forty-Five Dollars ($45) per space per month plus applicable taxes for the balance of the term. The parking spaces are shown outlined in blue on Schedule "A" attached hereto, which spaces may be rearranged by Landlord from time to time. Parking shall be regulated by the Landlord in a reasonable manner and the Tenant and its employees, visitors and customers shall abide by such regulations as may from time to time be established by Landlord. If requested, Tenant shall supply the license numbers of its employees' automobiles to the Landlord. Tenant shall indemnify the Landlord and hold the Landlord harmless from any claims should the Landlord find it necessary to tow away any vehicle belonging to the Tenant or its employees, visitors or its customers from a restricted area. Furthermore, the Tenant acknowledges that the parking of its vehicles and those of its employees, visitors and customers in the parking facilities shall be at the sole risk and peril of Tenant, its employees, visitors and customers, as the case may be, and that the Landlord shall not be responsible for any damages or loss whatsoever, whether caused by theft, fire or any other cause to the vehicles of the Tenant, its employees, visitors or customers or to any property found therein or for any injury to Tenant or any other persons on or in the vicinity of the parking facilities and Tenant hereby releases Landlord of all liabilities of whatsoever nature with respect to the above.

1.4 The schedules that are attached to this lease and form an integral part hereof are as follows:

a)          Schedule "A" - site plan with Premises and parking outlined in blue,

b)          Schedule "A1" - plan with Premises outlined in red;

c)          Schedule "A2" - legal description of Land.

d)          Schedule "B" - Landlord's Work,

e)          Schedule "D" - Schedule of Operating Expenses and Taxes

e) Schedule "R" - a certified copy of a resolution of the board of directors of the Tenant.


ARTICLE 2   TERM OF LEASE

2.1 The term of this lease shall be for the period commencing on the 15th day of July, 2000 (the "Commencement Date"), and ending on the 31st day of July 2012, unless sooner terminated in accordance with the provisions hereof. Tenant will have right to occupy the clean room area and the manufacturing area as of July 1st, 2000 (the "Occupancy Date") such occupancy to be free of annual net net rent to the Tenant until the Commencement Date. Tenant undertakes as of the Occupancy Date to abide by all the terms and conditions of the Lease save and except for payment of the annual net net rent which shall only be charged as of the Commencement Date. For greater certainty, it is hereby agreed and understood that Tenant will be required to pay the Operating Expenses and Taxes from the Occupancy Date. Any postponement of the Occupancy Date by Landlord shall have the effect of delaying the Commencement Date and the Expiry Date for a number of days equal to the number of days of such postponement. If there is any delay in the delivery of the Premises which is not due to the fault of the Tenant or those for whom it is responsible in law the Tenant shall be entitled to one week totally rent free for each delay of one working day in the delivery of the Premises. If there is a major delay, namely Thirty (30) days or more, which is not due to the fault of the Tenant or those for whom it is in law responsible the Landlord will provide temporary premises of approximately Ten Thousand (10,000) square feet for the clean room until the Premises are ready. If there is a delay of One Hundred Twenty (120) days or more which is not due to the fault of the Tenant or those for whom it is in law responsible then the Tenant shall have an option to cancel the lease by a Thirty (30) day notice in writing to the Landlord, unless Landlord is able to complete the Premises within such period, failing which the lease shall be terminated. If any delay is caused by Tenant or those for whom it is in law responsible, the Tenant shall be liable for annual net net rent and Operating expenses and Taxes from the day the Landlord would have delivered possession of the Premises to the Tenant if not for the delay caused by the Tenant or those for whom it is in law responsible. Should the lease term commence upon any date other than the Commencement Date hereinabove specified, Landlord and Tenant shall execute and acknowledge a written statement setting forth the actual date of commencement of the lease term, which statement may recorded by either party and a copy of which shall be attached as an exhibit to this lease. The taking of possession by the Tenant shall constitute evidence that the Premises were in good order and substantially complete on such date.

2.2 If the Tenant remains in occupation of the Premises after the expiration of this lease without having executed a new written lease with the Landlord, such conduct shall not constitute a tacit renewal or extension of this lease, and the Landlord may construe such conduct as a tenancy from month to month, subject to all the terms and conditions of this lease, except as to its duration, at a monthly rental, without proration for a partial month, equal to twice the rental, additional rental and other charges payable by Tenant to Landlord during the month immediately preceding the expiration of this lease, and, in addition, the Landlord may hold the Tenant responsible for all damages suffered by the Landlord as a result of such conduct and the Tenant shall indemnify, hold harmless and defend Landlord from all claims made by a successor tenant resulting from Landlord's delay in delivering possession of the Premises to such successor tenant. For greater certainty, it is hereby understood and agreed that this section 2.2 does not grant the Tenant any right of occupancy beyond the expiration of this lease or any renewal thereof, if any.

2.3 Notwithstanding anything to the contrary contained in this lease, if the Landlord shall be delayed or hindered in or prevented from the performance of any term, covenant or act required hereunder by reason of strikes, labour troubles, inability to obtain permits, materials or services, failure of power, restrictive governmental laws or regulations, riots, insurrection, sabotage, rebellion, war, Act of God or other reason, whether of a like nature or not, not the fault of the Landlord, then the performance of such term, covenant or act shall be excused for the period of the delay, and the period for the performance of any such term, covenant or act shall be extended for a period equivalent to the period of such delay.


ARTICLE 3               MONIES PAYABLE BY TENANT

3.1                     Rent

3.1.1                   Annual Rent

                        The Tenant shall pay to the Landlord, throughout the term of this lease without any deduction, abatement or setoff:

a) for each of the first six years of the term of the lease commencing on the Commencement Date an annual net net rent of Four Hundred Sixty-Eight Thousand Seven Hundred Ninety-Seven Dollars and Seventy-Five Cents ($468,797.75), based on an annual net net rental of Fourteen Dollars and Seventy-Five Cents ($14.75) per square foot of the office space of the Premises and Eight Dollars and Forty-Five Cents ($8.45) per square foot of the manufacturing and clean room/warehouse space, payable in lawful money of Canada, in monthly instalments of Thirty-Nine Thousand Sixty-Six and Forty-Eight Cents ($39,066.48), each payable in advance on the first day of each month, plus

b) for each year of the balance of the term of the lease an annual net net rent of Five Hundred Fifty Thousand Eight Hundred Seventy-Three Dollars and Eleven Cents ($550,873.11), based on an annual net net rental of Sixteen Dollars and Seventy-Five Cents ($16.75) per square foot of the office space of the Premises and Ten Dollars and Forty-Five Cents ($10.45) per square foot of the manufacturing and clean room/warehouse space, payable in lawful money of Canada, in monthly instalments of Forty-Five Thousand Nine Hundred Six Dollars and Nine Cents ($45,906.09), each payable in advance on the first day of each month, plus

c) during the entire term of the lease a further rental equal to the aggregate of the Taxes, as hereinafter defined and the Operating Expenses as hereinafter defined, for the term hereof.

d) Appropriate adjustment shall be made to the annual rental referred to in sub paragraphs 3.1.1 a) and b) in the event that the area of the Premises exceeds or is less than that stated in section 1.1.

3.1.2                   Goods and Services Tax

                        Notwithstanding any other provision hereof, the Tenant shall pay to the Landlord an amount equal to any and all goods and services taxes, sales taxes, value added taxes, business transfer taxes, or any other taxes imposed on the Tenant or Landlord with respect to rent payable by the Tenant to the Landlord under this lease, or in respect of the rental of space under this lease, whether characterized as a goods and services tax, sales tax, value added tax, business transfer tax, or otherwise (herein called "Sales Taxes"). The amount of the Sales Taxes so payable by the Tenant shall be calculated by the Landlord in accordance with the applicable legislation and shall be paid to the Landlord at the same time as the amounts to which such Sales Taxes are applicable or upon demand at such other time or times as the Landlord from time to time determines. Notwithstanding any other provision hereof, the amount payable by the Tenant under this paragraph shall be deemed not to be rent, but the Landlord shall have all the same remedies for, and rights of recovery of, such amount as it has for the recovery of rent under this lease.

3.1.3                   Lease to be Net Net to Landlord

                        It is the intention of the parties that this lease shall be net net to the Landlord and that the Tenant shall pay for its own account to the complete exoneration of the Landlord, except as otherwise provided in this lease, all costs and expenses affecting the Premises and the business carried on therein, other than the payment of any interest or principal required to be paid by the Landlord under the terms of any mortgage or hypothec affecting the Premises, the Building or the Land.

                        It is expressly agreed and understood that any amount and any obligation which is not expressly declared in this lease to be that of the Landlord shall be that of the Tenant.

3.2                     Taxes

3.2.1                   For the purposes of this lease:

                        "Taxes" means all taxes, rates, assessments and impositions, general and special, levied or imposed with respect to the Building (including any accessories and improvements therein or thereto) and the Land including all taxes, rates, assessments and impositions, general and special levied or imposed for schools, public betterment, general or local improvements and any surtax and tax on non residential immoveables, any water rate and service tax, whether such taxes, rates, assessments or impositions are charged by a municipal, provincial, federal, parliamentary or any other body of competent jurisdiction, as well as the tax on capital and the Large Corporations Tax imposed on the Landlord or the owner of the Building and the Land, [the yearly capital taxes and the Large Corporations Tax to be fixed by applying the rate charged by the applicable government to the direct cost of the construction of the Building and the value of the Land at twelve dollars ($12.00) per square foot].

                        If the system of taxation shall be altered or varied and any new tax or levy shall be levied or imposed on the Building and/or the Land and/or the revenues therefrom and/or the capital thereof and/or the Landlord in substitution for and/or in addition to Taxes presently levied or imposed on immoveables in the city, or urban community in which the Building and Land are situated, then any such new tax or levy shall be included within the term "Taxes" and the provisions of this section 3.2 shall apply mutatis mutandis.

3.2.2 Tenant shall pay to Landlord, as additional rent, all expenses incurred by Landlord in obtaining or attempting to obtain a reduction of any Taxes. Taxes which are being contested by Landlord shall nevertheless be included for purposes of the computation of the liability of Tenant, provided, however, that in the event that Tenant shall have paid any amount of increased rent pursuant to this section 3.2 and Landlord shall thereafter receive a refund of any portion of the Taxes on which such payment shall have been based, Landlord shall pay to Tenant the appropriate portion of such refund after deduction of the aforementioned expenses.

                        Landlord shall have no obligation to contest, object to or to litigate the levying or imposition of any Taxes and may settle, compromise, consent to, waive or otherwise determine in its discretion any Taxes without notice to, consent or approval of Tenant.

                        Upon written notice to the Landlord, Tenant shall also have the right to contest Taxes. If the Tenant elects to contest Taxes for a particular taxation year, to the extent necessary, Landlord shall assign its right to contest or otherwise challenge the Taxes and shall co-operate with Tenant with respect to such contestation.

                        Notwithstanding any other provision hereof the Landlord shall not be required to refund to the Tenant any refund or rebate or any part thereof received by the Landlord which is referable to vacant space in the Building.

3.2.3 Prior to the commencement of the term and prior to the commencement of each calendar year during the term (and any renewal thereof), or so soon thereafter as is reasonably possible, Landlord will furnish to Tenant an estimate of the Taxes for such year and the rent payable hereunder in respect of each month of such year shall be increased by way of additional rent by an amount equal to one-twelfth (or if the period in question that is part of the term is less than twelve months, a fraction that has as its numerator one and as its denominator the number of months in such period) of the Taxes and Tenant shall make payment thereof to Landlord accordingly.

3.2.5 After the end of each calendar year during the term, Landlord shall furnish to Tenant a statement of Landlord's actual Taxes for such year, and Landlord and Tenant will make the appropriate adjustments.

3.3                     Operating Expenses

3.3.1                   For the purposes of this lease:

                        "Operating Expenses" means any and all expenses incurred by Landlord in connection with the operation, maintenance, repair, replacement, of the exterior of the Building and all insurance with respect to the Building and the Land, and auxiliary structures and improvements and the Land.

                        By way of example, but without limitation, Operating Expenses shall include any and all of the following: the exterior maintenance and repair (including major and minor repairs and replacements but expressly excluding the repairs and replacements which are to be paid for by the Tenant pursuant to section 6.1 hereof) of the said buildings, structures and improvements, electricity, fuel, utility taxes, water taxes, casualty, liability and other insurance, including rental insurance, any sums which the Landlord disburses and which are not reimbursed to the Landlord by its insurers by reason of the existence of any deductible clause or other clause contained in any of the Landlord's insurance policies, security, building and cleaning supplies, snow removal, cleaning (not including internal cleaning of premises, interior maintenance and repairs and exterior window cleaning), landscaping and maintenance of grounds, repairing of parking lot, service or management contracts, depreciation of equipment, interest at two percent above the Prime Rate [as hereinafter defined] of the Landlord's bank on the undepreciated capital cost of capital expenditures which the Landlord depreciates, general overhead and administrative expenses (it being expressly agreed by the parties that general overhead and administrative expenses are established each year as being an amount equal to fifteen per cent (15%) of the aggregate of Taxes and the Operating Expenses including those operating expenses specifically mentioned in this paragraph 3.3.1).

                        Operating Expenses shall not include:

a) expenses paid to non arm's length parties to the extent that any such expenses are at rates which are in excess of that which is competitive; and

b) any of the initial cost of construction of the Building or the Landlord's Work.

3.3.2 Prior to the commencement of each calendar year during the term, or so soon thereafter as is reasonably possible, Landlord will furnish to Tenant an estimate of the Operating

Expenses for such year and the rent payable hereunder in respect of each month of such year shall be increased by way of additional rent by an amount equal to one-twelfth of such Operating Expenses and Tenant shall make payment thereof to Landlord accordingly.

3.3.3 After the end of each calendar year during the term, Landlord shall furnish to Tenant a statement of Landlord's actual Operating Expenses for such year, and Landlord and Tenant will make the appropriate adjustments. Upon request, not later than sixty days after receipt of the statement of Landlord's actual Operating Expenses for such year Tenant will have the right to inspect and contest invoices applicable to Taxes and Operating Expenses with respect to the Building and Land for such year.

3.3.4 The Tenant acknowledges that there may be Operating Expenses which are directly attributable to the Premises and, in such event, the Landlord shall have the right to charge the full amount of such Operating Expenses to the Tenant and the Tenant will then not be required to pay any such Operating Expenses which are directly attributable to other premises in the Building.

3.3.5 Without limiting the generality of the foregoing, the Operating Expenses and Taxes (not including any window cleaning, interior cleaning, utilities or repairs to the interior of the Premises), but including Landlord's administration fee of fifteen percent (15%), are estimated to be Four Dollars and Twenty Cents ($4.20) per square foot per annum for the 1999 calendar year. The breakdown of such estimate is set out in Schedule "D" attached hereto. The Landlord agrees that the Tenant shall not be required pay any increase in Operating Expenses and Taxes for the calendar year 2000 in excess of Four Dollars and Twenty Cents ($4.20) per square foot.

It is understood and agreed that in the event the municipal tax structure is modified so that all or part of business taxes (or any other taxes formerly assessed directly against tenants) are, as a result of such modification, assessed of the directly against the Landlord, then such business tax or other tax shall be deemed to form part definition of Taxes in the lease to ensue and shall be added to the estimated figure for Taxes and Operating Expenses hereinabove quoted.

3.4 Tenant shall pay for all public utility services supplied to the Premises from the date that it is permitted to take occupancy of the Premises or any part thereof and during the entire term of this lease (and any renewal thereof) and will moreover maintain, operate and replace (if necessary) at its own expense, all requisite heating, air-conditioning and ventilation equipment in the Premises. Furthermore, and without limiting the generality of the foregoing, the Tenant will pay all charges for public utilities, including electric current, gas, water, steam or hot water used upon or in respect of the Premises and for fittings, machines, apparatus, meters or other things leased in respect thereof and for all work or services performed by a corporation or commission in connection with the public utilities serving the Premises. The Landlord reserves the right to require the Tenant to subscribe to an HVAC service contract.

3.4.1 The Tenant shall obtain all necessary permits and licenses required or desirable for the occupancy of the Premises and the carrying on of its business therein, the Landlord making no warranties whatsoever regarding permits and licenses which may be required by the Tenant. The Tenant will pay all license fees, business and water taxes or other taxes of a nature personal to the Tenant in respect of any business carried on or property, equipment and facilities located in the Premises or in respect of the occupancy of the Premises.

3.5                     Payment of Monies

3.5.1 All monies payable pursuant to this lease by Tenant shall be paid immediately when due and payable and shall be paid to Landlord and/or its nominees at the head office of Landlord or at such place in Canada as shall be designated from time to time by Landlord in writing to Tenant. Notwithstanding any notations to the contrary, Landlord may impute any rent received by it from Tenant against the oldest outstanding amounts owed by Tenant.

3.5.2 If the term of this lease begins on any day of the month other than the first day, then the rent for such month shall be prorated and paid on a per diem basis.

3.5.3 Tenant shall pay interest at the annual rate of four percent (4%) above the reference rate of interest used by the Landlord's bank to set the interest rate on Canadian dollar loans to its commercial customers (commonly referred to as the "Prime Rate") compounded daily, on all rent and/or all amounts collectable as rent under the terms of this lease which are not paid when due.

3.5.4 Upon any termination of this lease as a condition precedent to being permitted by Landlord to vacate the Premises Tenant shall, in addition to all other amounts as it is obliged to pay hereunder, pay to Landlord such amount as is estimated by Landlord to represent that portion of the aggregate amount of Taxes and Operating Expenses payable and to become payable by Tenant in this lease as has not yet been paid.

                        Upon final determination of the actual amounts payable by Tenant the parties shall adjust any differences between the estimated amounts so paid and the actual amounts payable.

3.5.5 Landlord's and Tenant's obligations to adjust Taxes and Operating Expenses shall survive the expiration of the term of this lease.

3.5.6 All monies due in virtue of this lease other than Sales Taxes shall be considered as rental hereunder.

3.5.7 Whenever this lease does not provide for the due date of any sum for which the Tenant is responsible, such sum shall be paid by the Tenant to the Landlord on demand.

3.5.8 Tenant hereby waives and renounces any and all existing and future claims, set-off and compensation against any rent or other amounts due hereunder and agrees to pay such rent and other amounts regardless of any claim, set-off or compensation which may be asserted by Tenant or on its behalf.


ARTICLE 4               PREMISES

4.1                     Landlord's Work

                        Landlord, at its cost, shall construct the Building and install the leasehold improvements as described in Schedule "B" in accordance with Landlord's building standards for a Class A building, in a good and workmanlike manner (the "Landlord's Work"). The clean room area and the warehouse area will be finished by the Landlord in accordance with building standard warehouse space. All improvements, fixturing and installations to the Premises required by Tenant which are not specifically expressed as being Landlord's Work shall be carried out by Landlord at Tenant's cost in accordance with the provisions for Landlord performing work on behalf of Tenant contained in Article 5 hereof. It is agreed and understood that no credit will be allowed to Tenant in the event Tenant does not require one or more of the items required to be performed or installed by the landlord as part of the Landlord's Work mentioned in Schedule "B". The Landlord shall assign to the Tenant any warranties received by the Landlord in connection with the Landlord's Work or the construction of the Building to the extent that the Tenant has assumed in this lease the related obligation to maintain, repair or replace the items covered by the warranty.

                        Any additional taxes or insurance premiums or other costs resulting from any leasehold improvements made to the Premises by Landlord or Tenant shall be the responsibility of Tenant.

                        Subject to the provisions of Article 5 of this lease, Tenant may install in the Premises such partitions and decorations as it may desire, and, if expressly permitted in writing by the Landlord, such installations may be commenced prior to the Commencement Date; provided such work shall be done by such contractor or contractors as Landlord may select and, provided such work shall be done in compliance with such rules and regulations as Landlord shall establish; it being further understood and agreed that Tenant's entry on and occupancy of the Premises prior to the Commencement Date shall be governed by and be subject to all the provisions, covenants and conditions of this lease other than those requiring payment of rent or additional rent. Tenant shall be responsible for all costs and expenses of such work and for any costs and expenses of Landlord caused directly or indirectly by such work or by delays caused to the Landlord directly or indirectly as a result of such work; provided further and without prejudice to the foregoing that in the event that Tenant shall desire to install any such partitions and decorations prior to the Commencement Date and such installations shall not be commenced and proceeded with in sufficient time to permit Landlord to provide the improvements set forth in Schedule "B" prior to the Commencement Date, the commencement of the term of this lease shall in no way be delayed or postponed as a consequence thereof.


ARTICLE 5               ALTERATIONS, REPAIRS, CHANGES,
                        ADDITIONS, IMPROVEMENTS

5.1 The Tenant shall not at any time make any improvements, alterations, additions or major repairs to the Premises. Should the Tenant desire to make any improvements, alterations, additions or major repairs to the Premises, it shall so inform the Landlord. If the Landlord consents to such improvements, alterations or major repairs (which consent shall not be unreasonably withheld) same shall be performed by a contractor chosen by the Tenant and approved by the Landlord, such approval not be unreasonably withheld, at the sole cost and expense of the Tenant.

                        The Tenant shall not be permitted to install any partitions or decorations in the Premises without obtaining all necessary permits from the appropriate public authorities nor without the prior written consent of the Landlord, which consent shall not be unreasonably withheld. The cost of the partitions and decorations shall be the sole responsibility of Tenant and if any payment in respect thereof shall be made by Landlord the same shall be immediately repayable to Landlord by Tenant and collectable as additional rent. Landlord shall not, for any reason whatsoever, be liable for any damage arising from or through any defects in the said work.

5.2 Any connection of apparatus to the electrical system other than a connection to an existing base receptacle, any connection of apparatus to the plumbing lines, or any connection to the heating and/or the air-conditioning system shall be deemed to be an improvement within the meaning of this Article 5.

5.3 At the termination of this lease for whatever reason, Tenant shall, if so required by Landlord, remove all or specified improvements including, without limiting the generality of the foregoing, all alterations and/or improvements and/or partitions and/or decorations installed by Landlord and/or Tenant in the Premises pursuant to the terms of this lease and regardless of whether Landlord or Tenant is or was responsible for the cost thereof (but, notwithstanding the foregoing, the Tenant shall not be required to remove any of the improvements installed by the Landlord prior to the Commencement Date as part of the Landlord's Work), and Tenant shall thereupon become obligated to restore the Premises to their original condition, (save for such alterations, improvements, partitions or decorations as Landlord permits to remain) reasonable wear and tear excepted. Should Tenant not be required to remove a given alteration and/or improvement, and/or partition and/or decoration such alteration and/or improvement and/or partition and/or decoration shall remain in the Premises as the property of Landlord without any compensation being paid therefor to Tenant.

5.4 Landlord shall have the right to install and maintain in the Premises whatever is reasonable, useful or necessary for the use and convenience of the Building or other tenants in the Building or any equipment contained in the Building, and Tenant shall have no claim against Landlord in respect thereof provided the same does not unreasonably interfere with Tenant's enjoyment of the Premises.

                        Notwithstanding anything to the contrary contained herein, Tenant shall not be permitted to tamper with, obstruct or in any way interfere with those portions of the Premises that are part of the protective systems of the Building, including, without limitation, the fire protection systems and, in particular, any sprinklers, any heat or smoke or other detection devices and any fire call box.

5.5 Tenant shall be permitted to erect signs on the upper pre-cast panels of the Building upon compliance with any requirements of the municipal authorities and upon obtaining the consent of the Landlord not to be unreasonably withheld. The Tenant shall be required to remove such sign at the expiration of the term or any renewal and shall restore the Building and Land in relation to such removal. Landlord allows the Tenant to install other miscellaneous signage, subject to the Landlord's and the City of St. Laurent's approval. No other signs shall be permitted.

5.6 The Landlord will have the right at all times during the term of the lease (and any renewal thereof) to place upon the Building a notice of reasonable dimensions and reasonably placed so as not to interfere with the business of the Tenant stating that the Building is for sale. Within one year prior to the termination of this lease (or any renewal thereof) the Landlord will have the right to place upon the Premises a similar notice stating that the Premises are for rent. The Tenant will not remove such notices or knowingly permit same to be removed. The Landlord will have the right to exhibit the Premises from time to time to any prospective mortgagee or purchaser of Landlord's rights hereunder or any tenant during business hours.


ARTICLE 6               TENANT CARE AND RESPONSIBILITY

6.1 Landlord shall be responsible for performing all structural repairs notwithstanding the fact that the cost of same shall be charged to the Tenant or included in Operating Expenses (other than structural repairs resulting from latent defects which shall be performed by the Landlord at its own expense). Other than structural repairs resulting from latent defects which shall be performed by the Landlord at its own expense, the Landlord, at the sole cost and expense of the Tenant (which expenses shall be charged separate and apart from the Operating Expenses), will be responsible for effecting all needed repairs and replacements to the interior of the Premises, inclusive of tenant repairs and major repairs, which a careful owner would make, including, without limitation, repairs and replacements due to wear, tear or breakage to the water, gas, drain and sewer systems and connections, pipes and mains, electrical wiring, washrooms, sinks and accessories thereof, heating, ventilation and air conditioning apparatus and all equipment in the Premises or belonging to or connected with the Premises or used in its operation. All expenses which the Landlord is entitled to charge to the Tenant pursuant to this section 6.1 shall include the Landlord's fifteen percent (15%) administration fee.

                        The Tenant agrees that it will keep the Premises and the areas adjacent thereto in a clean and tidy condition and will not permit waste paper, garbage, ashes, waste, debris and other objectionable material to accumulate thereon.

                        The foregoing provisions will apply notwithstanding articles 1854 and 1864 of the Civil Code of Quebec or any replacement legislation that is not of public order. At the expiration or other termination of the term of this lease (or any renewal thereof), the Tenant shall surrender the Premises, including the alterations and improvements, in good condition, subject to reasonable wear and tear and Tenant shall repair all holes or other damage caused or occasioned to any of the floors, walls, ceilings or other parts of the Premises.

                        Tenant will give to Landlord prompt written notice of any accident to or defect in the water pipes, steam pipes, heating or air-conditioning equipment, electric light, elevators (if any), wires or other services of any portion of the Premises. Without limiting Tenant's responsibilities and obligations hereunder or under the law, Tenant shall be liable for all repairs and replacements (including structural repairs and replacements), both inside and outside the Premises, which become necessary by reason of the fault or negligence of Tenant, or of Tenant's employees, agents or contractors or of any person for whom Tenant is legally responsible.

6.2 Tenant shall be solely responsible for any and all injury and damages suffered by Landlord and/or Tenant and/or co-tenants or other occupants of the Building and their respective officers, agents, employees and servants, and for any and all injury or damages to the Building and/or to the Premises, and/or the alterations and/or the improvements and/or the furnishings, fixtures, partitions or any equipment or merchandise (including damage caused by the overflow or escape of water, steam, gas, electricity or other substance, or the falling of any substance), caused or occasioned by Tenant, or the officers, agents, employees, or servants of Tenant, or any person for whom the Tenant is responsible in law and whether due to negligence or careless operation or otherwise. Any and all such injury and damages may be repaired by Landlord at the expense of Tenant.

                        The Tenant will indemnify and save harmless the Landlord from all fines, liability, damage suits, claims, demands and actions of any kind or nature which the Landlord shall or may become liable for or suffer by reason of any breach, violation or non-performance by the Tenant of any provision hereof or by reason of any injury or damage to property occasioned to or suffered by any person or persons, including the Landlord, by reason of any such breach, violation or non-performance or of any wrongful act, neglect, or default on the part of the Tenant or any of its employees, agents, representatives, or those for whom the Tenant is responsible in law.

6.3 Tenant will not do, or permit anything to be done on or about the Premises or the Building or the Land which may injure or obstruct the rights of Landlord, or of co-tenants or other occupants of the Building, or of owners or occupants of adjacent or contiguous property, or do anything which is a nuisance and Tenant will not do or permit anything to be done on or about the Premises or the Building or the Land or bring or keep anything therein which will in any way conflict with the regulations of the Fire, Police, or Health
Departments or with the rules, regulations, by-laws or ordinances of any governmental authority having jurisdiction over the Premises and/or the Building and/or the Land, all of which Tenant undertakes to abide by and conform to.

6.4 Should Landlord deem it necessary to undertake any repairs or to do anything which is required to be undertaken or done by Tenant under this lease then Tenant shall pay to Landlord as a fee for supervision or carrying out of Tenant's obligation an amount as additional rent equal to fifteen per cent (15%) of the cost of the obligation, repairs, or other work, carried out by or under the supervision of Landlord, which amount shall be in addition to the cost of such obligation or work and shall be collectable by Landlord from Tenant as if it were rental in arrears.


ARTICLE 7               DESERTION AND SURRENDER

7.1 Tenant shall not leave the Premises unoccupied or vacant (and surrender of the keys shall not be necessary in order that the Premises may be deemed unoccupied or vacant) during the term of this lease (and any renewal thereof). Acceptance of the surrender of this lease shall not be effective unless made in writing and signed by Landlord.


ARTICLE 8               ASSIGNMENT AND SUBLETTING

8.1 Tenant shall not assign or encumber this lease or sublet the Premises or any part thereof or allow Premises or any part thereof to be used by another person without the prior written consent of Landlord, which consent shall not be unreasonably withheld. The Landlord shall not be deemed to have given its consent unless same shall have been expressly and unconditionally given in writing by the Landlord to the Tenant. The consent of Landlord to any such assignment, sublease or use shall not constitute a waiver of this article and shall not be deemed to permit any further assignment, sublease or use by another.

                        Notwithstanding any such assignment, subletting or use, Tenant shall remain jointly and severally responsible with the assignee, subtenant or user, without benefit of division or discussion, for the payment of the rent and the performance of all the other obligations of the Tenant under this lease.

8.2 Notwithstanding any statutory provision to the contrary, it shall not be considered unreasonable for the Landlord to take into account the following factors in deciding whether to grant or withhold its consent a) whether the sublet or assignment is in violation or in breach of any covenants or restrictions made or granted by the Landlord to other tenants or occupants or prospective tenants or occupants of the Building; b) whether in the Landlord's opinion, the financial background, business history and capability of the proposed sublessee or assignee is satisfactory, or c) if the sublease or assignment is to an existing tenant of the Landlord.

8.3 The Landlord's consent to any sublet, assignment or use shall be subject to the condition that the annual net net rent and additional rent payable by the sublessee or assignee shall not be less than the annual net net rent payable by the Tenant under this lease as at the effective date of the sublet or assignment or use, (including any increases provided for in this lease).

8.4 For the purposes of this lease, each of the following cases shall be deemed to constitute a sublet and shall be subject to the provisions of this Article 8, namely:

a) if a person other than the Tenant has or exercises the supervision or control of the Premises or any part thereof, or if any activity is carried on in the Premises without being subject to the direct and exclusive control and supervision of the Tenant; or

b) if the Tenant is a corporation and if the effective control of such corporation is acquired or exercised (through the issuance or acquisition  of  corporate  shares or  otherwise)  by any person not having effective control of such corporation at the date of execution of this lease; it is also understood and agreed that if a shareholder of the Tenant is also itself a corporation, the present paragraph shall also apply to such corporation and so on to any other corporation. This section 8.4 shall not apply to any Tenant that is listed on a recognized stock exchange in North America or if the parent corporation of the Tenant is listed on a recognized stock exchange in North America and the Tenant comprises Fifty percent (50%) or more of the assets and operations of the parent corporation.


ARTICLE 9               FIRE AND DESTRUCTION OF PREMISES

9.1 In the event that the Premises shall be destroyed or damaged by fire, lightning, tempest, or any similar peril, then:

a) if the damage or destruction is such that the Premises are rendered wholly unfit for occupancy or it is impossible or unsafe to use and occupy them, and if in either event, the damage, in the reasonable opinion of Landlord (which shall be given by written notice to Tenant within ninety (90) days of the happening of such damage or destruction) cannot be repaired with reasonable diligence within one hundred and eighty (180) days from the happening of such damage or destruction, either Landlord or Tenant may within five (5) days next succeeding the giving of Landlord's opinion as aforesaid, terminate this lease by giving to the other notice in writing of such termination, in which event the term of this lease shall cease and be at an end as of the date of such damage or destruction and the rent and all other payments for which Tenant is liable under the terms of this lease shall be apportioned and paid in full to the date of such damage or destruction. In the event that neither Landlord nor Tenant so terminates this lease, rent and all other payments for which Tenant is liable under the terms of this lease shall abate from the date of the happening of the damage until the Landlord shall have repaired the damage to the Premises to meet the Landlord's base building criteria for the Building, which Landlord may modify to be consistent with the plans specifications and design criteria for the rebuilding of the Building or the Premises. For greater certainty, the Landlord shall not have any liability to repair or restore any leasehold improvements or trade fixtures in the Premises, whether installed by Landlord or Tenant;

b) if the damage or destruction be such that the Premises are wholly unfit for occupancy, or if it is impossible or unsafe to use or occupy them but, if in either event, the damage, in the reasonable opinion of Landlord (which shall be given to Tenant within ninety
            (90) days from the happening of such damage) can be repaired with reasonable diligence within one hundred and eighty (180) days of the happening of such damage, rent shall abate from the date of the happening of such damage until the Landlord shall have repaired the damage to the Premises to meet the Landlord's base building criteria for the Building, which Landlord may modify to be consistent with the plans specifications and design criteria for the rebuilding of the Building or the Premises. For greater certainty, the Landlord shall not have any liability to repair or restore any leasehold improvements or trade fixtures in the Premises, whether installed by Landlord or Tenant;

c) if in the reasonable opinion of Landlord, the damage can be made good as aforesaid within one hundred and eighty (180) days of the happening of such damage or destruction, and the damage is such that the Premises are capable of being partially used for the purposes for which leased, rent shall abate in the proportion that the part of the Premises rendered unfit for occupancy bears to the whole of the Premises, until the Landlord shall have repaired the damage to the Premises to meet the Landlord's base building criteria for the Building, which Landlord may modify to be consistent with the plans specifications and design criteria for the rebuilding of the Building or the Premises. For greater certainty, the Landlord shall not have any liability to repair or restore any leasehold improvements or trade fixtures in the Premises, whether installed by Landlord or Tenant.

9.2 Notwithstanding any provision to the contrary contained in this lease if the Building is totally or partially damaged or destroyed (whether the Premises are affected or not), and:

a) the cost, as estimated by the Landlord of repairing, restoring or rebuilding the damaged or destroyed portions will exceed the proceeds of insurance available to the Landlord for such purpose or the damage or destruction was caused by a peril which is not covered by the Landlord's insurance; or

b)          less than two years remain of the term of this lease,

then, in any of the above cases, the Landlord may, at its option (to be exercised by written notice to Tenant within ninety (90) days of the damage or destruction) elect to terminate this lease.

9.3 Without in any way limiting Tenant's responsibilities or obligations hereunder or under the law, Tenant shall be liable for all costs and damages resulting from damage or destruction by fire or other cause to the Building or Premises, when due to the fault or negligence of Tenant or Tenant's employees, agents or contractors or persons for whom Tenant is in law responsible.


ARTICLE 10              NON-RESPONSIBILITY OF LANDLORD

10.1 Except if caused directly by the gross negligence of the Landlord or those for whom the Landlord is responsible, the Landlord will not be liable nor responsible in any way for any injury of any nature whatsoever that may be suffered or sustained by the Tenant or any employee, agent or customer of the Tenant or any other person who may be upon the Premises or the Land or for any loss of or damage to any property belonging to the Tenant or to its employees or to any other person while such property is on the Premises or the Land and in particular (but without limiting the generality of the foregoing), the Landlord will not be liable for any damage or damages of any nature whatsoever to any such property caused by fire, lightning, tempest or any similar peril, the failure by reason of a breakdown or other cause to supply adequate drainage, snow or ice removal, or by reason of the interruption of any public utility or service or in the event of steam, water, rain or snow which may leak into, issue or flow from any part of the Building or from the water, steam, sprinkler or drainage pipes or plumbing works of the same or from any other place or quarter or on account of any damage or annoyance occasioned by the condition or arrangements of any electric or other wiring, or on account of any damage or annoyance arising from any acts, omissions, or negligence of co-tenants or other occupants of the Building, or of owners or occupants of adjacent or contiguous property, or on account of the making of grosses reparations, alterations, repairs, improvements, or structural changes to the Building, or any thing or service therein or thereon or contiguous thereto, but the Landlord shall use all reasonable diligence to remedy such condition, failure or interruption of service when not directly or indirectly attributable to the Tenant, after notice of same, when it is within its power and obligation so to do. Nor shall the Tenant be entitled to any abatement of rental in respect of any such condition, failure or interruption of service.


ARTICLE 11              RIGHT OF ENTRY

11.1 Landlord may, during normal business hours (except in the event of emergency when same may be done at any time) and without liability to Tenant, enter the Premises to examine or to exhibit the same or to make alterations and repairs, or for any purpose which it may deem necessary for the operation or maintenance of the Building or its equipment. In entering the Premises Landlord shall endeavour to minimize the disturbance to the Tenant and its business operations.

ARTICLE 12              COMPLIANCE, NON-DISTURBANCE AND USE

12.1 The Tenant, at its own expense, will promptly comply with the requirements of every applicable statute, law, ordinance and regulation or order with respect to the condition, equipment, maintenance, or use and occupation of the Premises, including the making of any alteration, addition in or to any structure upon, connected with or appurtenant to the Premises whether or not same is required on account of any particular use to which the Premises or part thereof may be put and whether or not such requirement, regulation or order be of a kind now existing or comes into existence during the term of this lease (or any renewal thereof). The Tenant further will comply with any applicable regulation, recommendation or order of the Insurers Advisory Organization, or any body having similar or replacement functions, or of any liability or fire insurance company by which the Landlord or the Tenant may be insured.

12.2 The Tenant will not hold the Landlord in any way responsible for any damages or annoyance which the Tenant may sustain through the fault of any tenant or tenants who occupy any premises adjacent to, near or above the Premises. The Tenant renounces to any claims it may have against the Landlord under articles 1859 and 1861 of the Civil Code of Quebec to reduction of rent.


ARTICLE 13              INSURANCE REQUIREMENTS

13.1 Tenant shall not do or commit any act upon the Premises or bring into or keep upon the Premises any article which will affect the fire risk or increase the rate of fire insurance or other insurance on the Building.

                        Tenant shall comply with the rules and requirements of the Insurers Advisory Organization or any successor body, and with the requirements of all insurance companies having policies of any kind whatsoever in effect covering the Building, including policies insuring against public liability.

                        In no event shall any inflammable materials, except for kinds and quantities required for ordinary occupancy and permitted by the insurance policies covering the Building, or any explosives whatsoever, be taken into the Premises or retained therein.

                        Landlord and Tenant acknowledge that Tenant is the only occupant of the Building and that tenant is responsible for the entire cost of the insurance maintained by the Landlord for the Building and the Land as part of the Operating Expenses.

13.2 Tenant shall, at its expense, take out and keep in force, during the term of this lease (and any renewal thereof), all risk property, public and general liability insurance, plate glass insurance and tenant's legal liability insurance in amounts and with policies in form satisfactory from time to time to Landlord and with insurers acceptable to Landlord, the public and general liability insurance in no event to be for less than five million dollars ($5,000,000) and the all risk insurance to be for an amount equal to the full insurable value of all Tenant's furniture, fixtures and improvements in the Premises, whether same were installed by the Landlord or the Tenant and whether same are part of the Landlord's Work or the Tenant's work. Tenant shall further take out and keep in force, at its expense, during the term of this lease (and any renewal thereof), any other insurance required from time to time by Landlord or by any hypothecary creditor, the whole upon such terms and conditions and in such amounts and with such insurers as shall be acceptable to Landlord. Copies of each insurance policy shall forthwith upon execution be delivered to Landlord by Tenant. Tenant undertakes to furnish Landlord, upon Landlord's demand, with satisfactory evidence that Tenant duly fulfils all of its undertakings and obligations under this Article 13. Each such policy shall name Landlord as an additional named insured as its interest may appear and shall contain a provision for cross liability as between the Landlord and the Tenant. The cost or premium for each and every such policy shall be paid by the Tenant. Tenant shall obtain from the insurers under such policies undertakings to notify Landlord in writing at least thirty (30) days prior to any cancellation, expiry or material modification thereof. Furthermore, each of the Tenant's insurance policies shall stipulate that the insurer has no right of subrogation against the Landlord.

13.3 Tenant agrees that if Tenant fails to take out or to keep in force such insurance Landlord will have the right to do so and to pay the premium therefor and in such event, Tenant shall repay to Landlord the amount paid as premium, which repayment shall be collectible as additional rent payable on the first day of the next month following the said payment by Landlord.

13.4 The Tenant covenants that nothing will be done or omitted to be done whereby any policy of insurance may be cancelled or the Premises rendered uninsurable. Any such act or omission by the Tenant will be deemed to be a default under this lease.

13.5 Tenant agrees to have all fire and extended coverage and material damage insurance which may be carried with respect to the Premises or to the property located therein endorsed with a clause substantially as follows:
"This insurance shall not be invalidated should the insured waive in writing prior to a loss any or all rights of recovery against any party for loss occurring to the property described herein." Tenant waives all claims for damages against Landlord and those for whom Landlord is in law responsible, with respect to occurrences to be insured against by Tenant hereunder, whether or not any such claims arise as a result of a negligence of Landlord or those for whom Landlord is in law responsible.


ARTICLE 14              MORTGAGES AND SUBORDINATION

14.1 This lease and all rights of Tenant hereunder shall be subordinate at all times to any and all mortgages and hypothecs affecting the Building and/or the Land which have been executed or which may at any time hereafter be executed, and any and all extensions and renewals thereof and substitutions therefor. Tenant agrees to execute any instrument or instruments which Landlord may deem necessary or desirable to evidence the above mentioned subordination of this lease to any or all such mortgages or hypothecs.

14.2 Tenant will, upon request of Landlord, furnish to each creditor under a mortgage or hypothec and each prospective purchaser of the Building and Land a written statement that this lease is in full force and effect and that Landlord has complied with all its obligations under this lease and any other reasonable written statement, document or estoppel certificate requested by any such creditor or prospective purchaser.


ARTICLE 15              EXPROPRIATION

15.1 If the whole or any part of the Building shall be condemned, expropriated or taken in any manner for any public or quasi-public use or purpose, Landlord may at its option terminate this lease by giving notice in writing to Tenant that the term hereof shall expire upon the day when possession is required for such purpose, and in the event of such expiration, Landlord shall have no liability to Tenant of any nature, the whole without prejudice to any claims which Tenant may have against the expropriating party.


ARTICLE 16              WAIVER

16.1 Failure of Landlord to insist upon strict performance of any of the covenants or conditions of this lease or to exercise any right or option herein contained shall not be construed as a waiver or relinquishment of any such covenant, condition, right or option, but the same shall remain in full force and effect. Tenant undertakes and agrees, and any person claiming to be a subtenant or assignee undertakes and agrees, that the acceptance by Landlord of any rent from any person other than Tenant shall not be construed as a recognition of any rights not herein expressly granted, or as a waiver of any of Landlord's rights, or as an admission that such person is, or as a consent that such person shall be deemed to be, a subtenant or assignee of this lease, irrespective of whether Tenant or said person claims that such person is a subtenant or assignee of this lease. Landlord may accept rent from any person occupying the Premises at any time without in any way waiving any right under this lease.

ARTICLE 17  NOTICES AND DEMANDS

17.1 Any notice or demand given by Landlord to Tenant shall be deemed to be duly given when served upon Tenant personally, or when mailed double registered to Tenant at the address of the Premises on the third business day following such mailing.

17.2 Tenant elects domicile at the Premises for the purpose of service of all notices, writs of summons or other legal documents in any suit at law, action or proceeding which Landlord may take.

17.3 Where more than one person is designated as Tenant hereunder, any notice or demand given by Landlord shall be deemed to be duly given to each and every such person when served, left or mailed to any one of them in the manner hereinabove provided for.

17.4 Any notice or demand given by Tenant to Landlord shall be deemed to be duly given when served upon Landlord personally or when mailed double registered to Landlord at the address designated by Landlord for purposes of payment of the rent hereunder on the third business day following such mailing.

ARTICLE 18              LANDLORD AND TENANT

18.1 In the event of any sale or sales or transfer or transfers of the Building, or the making of any lease or leases of the entire Building, or the sale or sales or the transfer or transfers or the assignment or assignments of any such lease or leases, Landlord shall be and hereby is relieved of all covenants and obligations of Landlord hereunder, and Tenant shall thereafter be bound to and shall attorn to such transferee, assignee or lessee, as the case may be, as Landlord under this lease.


ARTICLE 19              BROKERAGE COMMISSION

19.1 As part of the consideration for the granting of this lease, Tenant represents and warrants to Landlord that no broker or agent other than Royal Lepage negotiated or was instrumental in negotiating or consummating this lease. Any broker or agent of Tenant other than Royal Lepage shall be paid by Tenant and Tenant agrees to indemnify and hold harmless the Landlord against any cost or damage arising out of a claim by any such broker for the payment of a fee or commission on account of this lease.


ARTICLE 20              GOVERNING LAW

20.1 This lease shall be construed and governed by the laws of the Province of Quebec. Should any provisions of this lease and/or of its conditions be illegal or not enforceable under the laws of such Province, it or they shall be considered severable and the lease and its conditions shall remain in force and be binding upon the parties as though the said provision or provisions had never been included.


ARTICLE 21              MISCELLANEOUS

21.1 Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this lease shall be binding upon the Landlord or the Tenant, unless in writing and signed by each of them, except the reasonable rules and regulations from time to time made by the Landlord. The acceptance by Landlord of any plan, drawing, specification and/or notice and/or the consent of Landlord to any such plan, drawing, specification and/or notice, shall not be deemed to be an amendment to this lease without the express written undertaking and consent of Landlord that such acceptance and/or consent is to constitute an amendment.

21.2 This lease may not be registered. The Tenant shall be permitted to register or publish a notice of this lease with the consent of the Landlord, which consent may not be unreasonably withheld.

Such registration or publication shall be the responsibility of the Tenant and shall be at the Tenant's expense. In no event may the notice mention the annual net net rent to be paid for the Premises or any other leasing incentives granted by the Landlord to the Tenant.

21.3 Tenant waives its rights to obtain a reduction of rent pursuant to articles 1859, 1863 and 1865 of the Civil Code of Quebec, or any replacement legislation. Tenant further waives its right to avoid the cancellation of the lease for failure to pay rent by paying before judgment the rent due together with interests and costs, pursuant to article 1883 of the Civil Code of Quebec, or any replacement legislation.


ARTICLE 22              RULES AND REGULATIONS

22.1 Tenant covenants that the reasonable rules and regulations which Landlord may make, being in its judgment needful for the reputation, safety, care or cleanliness of the Building and Premises, or the operation, maintenance or protection of the Building and its equipment, or the comfort of tenants, shall be faithfully observed and performed by Tenant, and by its clerks, servants, agents, visitors and licensees. Landlord shall have the right to change said rules and to waive in writing, or otherwise, any or all of the said rules in respect of any one or more tenants, and Landlord shall not be responsible to Tenant for the non- observance or violation of any of said rules and regulations by any other tenant or other person. The provisions of the rules and regulations shall not be deemed to limit any covenant or provision of this lease to be performed or fulfilled by Tenant.


ARTICLE 23              DEFAULT BY TENANT

23.1 Each of the following events (hereinafter called an "Event of Default") shall be a default hereunder by Tenant and a breach of this lease:

a) if Tenant shall violate any covenant or agreement providing for the payment of rent, including annual net net rent, or additional rent or any other payment required to be made to Landlord or for which Landlord may become liable and such violation shall continue for five (5) days after the written notice from the Landlord, it being agreed and understood that if the Landlord shall send three such notices during the term of the lease Tenant shall not be entitled to any such further notice and will be in default automatically upon the failure to pay upon the due date;

b) if Tenant shall assign, transfer, encumber, sublet or permit the use of the Premises by others except in a manner herein permitted,

c) if Tenant shall be adjudicated a bankrupt and, Tenant does not contest same in good faith with Fifteen (15) days of such adjudication or Tenant is unable to contest same or make any general assignment for the benefit of creditors or take or attempt to take the benefit of any insolvency or bankruptcy legislation;

d) if a receiver or trustee shall be appointed for the property of Tenant and Tenant does not contest same in good faith within Fifteen
            (15) days of such appointment or Tenant is unable to contest same;

e) if any execution against the property of the Tenant in the Premises be issued pursuant to a judgment rendered against Tenant, and Tenant does not contest same in good faith within Fifteen (15) days of such execution or Tenant is unable to contest same;

f) if Tenant shall be in material default in fulfilling any of the other covenants and conditions of this lease and such default shall continue for five (5) days (or such longer period as is reasonably necessary in the circumstances to remedy such default), after written notice of such default from the Landlord,

g) if any person other than Tenant has or exercises the right to manage or control the Premises, any part thereof, or any of the business carried on therein other than subject to the direct and full supervision and control of Tenant,

h) if any contractors, suppliers of materials or workmen shall register a legal hypothec against the Building or the Land as a result of Tenant's failure to pay for any obligations incurred by it unless Tenant puts up security with Landlord with a value equal to One Hundred Fifty percent (150%) of the amount of the legal hypothec, and Tenant contests same in good faith, the whole within fifteen days of the registration;

i) if any person sends to the Tenant a prior notice of the exercise of a hypothecary recourse or a notice withdrawing permission to the Tenant right to collect its receivables and Tenant does not contest same in good faith within Fifteen (15) days of such notice or Tenant is unable to contest same.

23.2 During the continuance of any such Event of Default, Landlord may, at its option, give to Tenant a written notice of its intention to terminate this lease, and the term hereof shall expire at noon upon the fifteenth (15th) day following the date upon which such notice is given as fully and completely as if that day were the date fixed for the expiration of the term without the necessity of any mise en demeure or legal process whatsoever, provided always, however, that Tenant shall remain liable to pay all amounts and damages then due or to become due, including liquidated damages as hereinafter provided. Tenant, upon such a termination of this lease, shall thereupon quit and surrender the Premises to Landlord or if not yet in possession, shall no longer have any right to possession of the Premises. Landlord, its agents and servants, may immediately, or at any time thereafter, re-enter the Premises and dispossess Tenant, and remove any and all persons and any or all property therefrom, either by summary dispossession proceedings or by any suitable action or proceeding at law.

23.3 During the continuance of any Event of Default, Landlord may, without terminating this lease, re-enter into possession of the Premises and make such alterations and repairs as are necessary in order to re-let the Premises and Landlord may re-let the Premises upon such terms, covenants and conditions as the Landlord in its sole discretion considers advisable.

23.4 In any of the foregoing cases, Tenant shall pay any and all monies payable under this lease up to and including the day of such termination or re-entry whichever shall be the later; without in any way restricting the foregoing, in the event of any Event of Default pursuant to paragraph 23.1 (c), all arrears of rent and other sums then due and payable pursuant to this lease, plus the rent and additional rent for the then current month and the rent and additional rent for the next ensuing six (6) months shall immediately ipso facto become due and payable to the Landlord and, at the Landlord's option, this lease shall be terminated as of the date on which such Event of Default occurred.

                        In addition, if the lease is terminated by the Landlord in accordance with this Article 23 or if the lease is otherwise terminated pursuant to a default of the Tenant, there shall immediately become due and payable by the Tenant to the Landlord, in one lump sum as liquidated damages for loss of future rent under this lease, the aggregate rental for a period of one year, being the estimated time required for re-leasing the Premises or, if less than one year remains of the term hereof, the aggregate rental for the unexpired portion of the term, the whole without prejudice to the other rights and recourses of the Landlord.

23.5 The exercise by Landlord of any right it may have hereunder or by law shall not preclude the exercise by Landlord of any other right it may have hereunder or by law.

23.6 Should the Premises be deserted or vacated by the Tenant or should the Tenant leave in or about the Premises any moveable effects or fixtures for more than eight (8) days after having abandoned or vacated the Premises or after expiry of the lease, the Tenant will be deemed to have abandoned them to the Landlord, and the Landlord automatically shall become owner of such moveable effects or fixtures without compensation to the Tenant. The Landlord may keep, sell or otherwise dispose of them. The Tenant will be deemed to have waived any claim in damages and will hold the Landlord harmless and indemnified against any claims in connection therewith from whomsoever.

ARTICLE 24              ADDITIONAL PROVISIONS

24.1 Tenant has deposited the sum of Seven Hundred Fifty Thousand Dollars ($750,000) (the "Deposit") in trust with Spiegel Sohmer in trust (the "Escrow Agent") who is hereby instructed as follows:

a) as long as there has been no notice of default by the Landlord to the Tenant, a copy of which has been received by the Escrow Agent (or if such a notice of default has been sent a new notice has been received by the Escrow Agent that the default has been remedied) and no payments have been made by the Escrow Agent to the Landlord from the Deposit which have not been replenished by the Tenant, the Escrow Agent shall return to the Tenant from the Deposit or the balance thereof, on each anniversary of the Commencement Date or as soon thereafter as reasonably possible thereafter a sum equal to Seventy-Five Thousand Dollars ($75,000);

b) pending disbursement, the Deposit will be invested by the Escrow Agent in term deposits of a Canadian chartered bank as are available to it and all interest earned shall be for the account of the Tenant and shall be remitted to the Tenant annually, until the Escrow Agent receives a written notice from the Landlord in accordance with paragraph c) of this section 24.1;

c) if the Escrow Agent receives a written notice from the Landlord certifying that there has been an Event of Default with respect to a material obligation contained herein (it being agreed and understood that failure to pay any amount owing by the Tenant or any obligation of the Tenant involving in excess of Five Thousand Dollars ($5,000) shall be deemed to be material for the purposes hereof) or that this lease has been disclaimed or terminated or otherwise modified or amended to release the Tenant thereunder from any or all of its obligations hereunder, prior to the expiry of the term set out therein, as a result of the Tenant becoming bankrupt or insolvent, or any action of a trustee in bankruptcy of the Tenant, or the Tenant becoming subject to proceedings under the Companies Creditors Arrangement Act or any plan approved, or any Court Order made, in those proceedings, or the Tenant becoming subject to or taking the benefit, directly or indirectly, of any other statute relating to insolvent debtors, the Escrow Agent shall notify the Tenant in writing (the "Payment Notice") at the address provided for notice to the Tenant herein or any other address provided to the Escrow Agent by notice in writing from the Tenant. If the Tenant fails to contest the Payment Notice by way of judicial action contesting the existence of a default by the Tenant pursuant to the terms hereof or any of the other circumstances referred to above and send a copy of same to the Escrow Agent within Ten (10) business days of receipt of the Payment Notice then the Escrow Agent is hereby irrevocably instructed and directed to pay the Deposit to the Landlord unless the default relates to a failure to pay rent or other liquidated monetary obligation of the Tenant, in which case the Escrow Agent shall only pay such sums as the Landlord is claiming. Any balance of the Deposit shall be retained by the Escrow Agent in accordance with the foregoing instructions;

d) the Tenant shall be required to replenish and pay to the Escrow Agent any monies sent to the Landlord so the Escrow Agent shall at all times during the term of the Lease retain the sums as hereinabove provided;

e) the Tenant agrees to pay the Escrow Agent for all costs, out-of-pocket expenses, legal fees, charges and other expenses including a reasonable charge for time of all personnel of the Escrow Agent incurred or borne by the Escrow Agent or by reason of acting as Escrow Agent hereunder;

f) the parties hereto agree to indemnify and save harmless the Escrow Agent from and against any and all costs, claims, charges, damages, expenses, actions, causes of action and other liabilities whatsoever which the Escrow Agent may incur or for which it may become liable by reason of acting as the Escrow Agent hereunder;

g)          except for the duties  imposed on the Escrow Agent  pursuant to this section 24.1, the Escrow Agent shall not be bound in any way by any agreement or covenant between any of the parties, whether the Escrow Agent has knowledge of same or not. Without limiting the generality of the foregoing, the Escrow Agent shall not be liable with respect to any action taken or admitted to be taken by it in good faith;

h) the Escrow Agent shall, in all cases, be entitled to rely upon and be fully protected in acting or in refraining from acting under this lease in accordance with any and all written notices, demands, objections, directions and orders or other documents received by it in accordance herewith and believed by it to be genuine and correct and to have been signed or sent by the proper person;

i) the Escrow Agent shall only be required, with respect to the Deposit, to take the same degree of care which a reasonably prudent businessperson would take with respect to his own assets;

j) without limiting the generality of the foregoing, it is understood that the Escrow Agent acts hereunder as a depositary only and is not responsible or liable in any manner whatever for the sufficiency, correctness, genuineness or validity of any instrument deposited with it, or for the form or execution of such instrument, or for the identity, authority, or rights of any person executing or depositing same;

k) the Escrow Agent shall not be required to take notice of any default of the Tenant or to take any action with respect to such default or to refrain from acting on a notice from the Landlord, unless notice in writing of same is given to the Escrow Agent accompanied by the documents hereinabove described and unless it is indemnified, in a manner satisfactory to it against such expense or liability;

l) the Escrow Agent shall not be liable for any error of judgment, or for any act done or step taken or omitted by it in good faith, or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection herewith, except its own wilful misconduct or gross negligence;

m) the Escrow Agent may seek the advice of legal counsel in the event of any dispute or question as to the construction of any of the provisions hereof or the performance of any of its duties hereunder and it shall incur no liability and shall be fully protected in acting in accordance with the opinion and instructions of such counsel;

n) the Escrow Agent shall not be answerable for the default or misconduct of any agent or legal counsel employed or appointed by it, provided such agent or legal counsel shall have been selected with reasonable care;

o) the appointment of the Escrow Agent shall not have the effect of preventing Spiegel Sohmer from representing and acting in their capacities as lawyers for the Landlord.

24.2 Tenant agrees to participate in a direct deposit of the rent and other payments due to the Landlord hereunder in order that such payments are deposited in the Landlord's bank account at the latest by the due date of such payment (including, without limitation, the first day of each calendar month for the annual net net rent and the monthly instalments of Operating Expenses) the whole without restricting the other obligations of Tenant hereunder.

24.3 Notwithstanding the fact that the Landlord drafted this lease and submitted it to the Tenant, the Tenant recognizes that the essential stipulations of this lease were negotiable and that it understands all of its stipulations and that the Landlord gave it adequate explanations with respect to the terms and conditions of this lease.

24.4 Tenant acknowledges that the execution of this lease shall constitute a conclusive presumption that all agreements and representations of every kind whatsoever, written or oral, previously entered into or made by the parties hereto or their agents, shall be solely those set forth in this lease.

24.5 Time shall be of the essence of this lease and every part thereof.

24.6 In case any suit or proceeding of law shall be brought or taken for recovery of possession of the Premises, for the recovery of rent or any other amount due under the provisions of this lease, or because of the breach of any other agreement, term or condition herein contained on the part of the Tenant to be kept or performed, and a breach shall be established, the Tenant shall pay to the Landlord all expenses incurred therefor, including all legal and notarial fees and expenses.

24.7 The Tenant will not place upon the Premises any machinery, equipment, article or thing that by reason of its weight, composition, qualities, or size might damage the Premises. The Tenant will not overload the floors of the Premises. If any damage is caused to the Premises by any machinery, equipment, article or thing or by overloading or by any act, neglect or misuse on the part of Tenant or any of its servants, agents or employees or any customer or person having business with the Tenant, the Tenant will immediately pay to Landlord the cost of restoring the same provided that in no event shall Tenant be liable for any damages which would not have been caused had the Landlord met the specifications for the construction of the Building as provided in Schedule B.

24.8 The Tenant warrants that no obnoxious odours, smells, dust or noise will emanate from the Premises as a result of the operations conducted by the Tenant. Accordingly, the Tenant agrees that should such obnoxious odours, smells, dust or noise conditions exist, it will, at its own expense, take such steps as may be necessary to rectify the same, including, if necessary, the installation of a vapour barrier between the Premises and the remainder of the Building. The Tenant will retain the services, at its expense, of a reputable pest extermination company to regularly inspect and, if required, service the Premises. All refuse will be placed in vermin-proof containers. Should the Tenant fail to commence to do any of the foregoing within five (5) days after notice is received by the Tenant from the Landlord, and to diligently complete same, then the Landlord may proceed immediately to take reasonable measures to correct any situation referred to in this section 24.8, and the Landlord shall be entitled to recover the cost thereof from the Tenant upon demand together with a supervision fee of Fifteen percent (15%) in addition to the cost.

24.9 If the Tenant fails to pay when due any amount which it owes or has agreed to pay under this lease for which Landlord may become liable including, but not limited to, Taxes and Operating Expenses, the Landlord may pay same and shall be entitled to claim the sums so paid and an additional sum of Fifteen percent (15%) for the Landlord's efforts from the Tenant, who will pay such sums immediately on written demand as additional rent. In such event, the Landlord, in addition to any other rights, will have the same remedies to recover same as it has for the recovery of rent in arrears.

24.10 Tenant shall arrange for removal and disposal of waste or garbage at its sole expense.

24.11 The Landlord and the Tenant agree that this lease contains confidential information with respect to the Premises, the construction thereof, the rent payable hereunder, the options available to the Tenant and the other amendments made to the standard lease of the Landlord pursuant to the negotiations between the parties, which confidential information belongs jointly to the parties hereto and Landlord and Tenant and their respective affiliates mutually covenant in favour of each other that they will not at any time disclose to any person, firm or corporation (with the exception of publication or registration of the lease but only to extent necessary to give notice thereof to subsequent acquirers or hypothecary creditors of the Building, professional advisers, any action or court proceedings that may be taken with respect to the lease and as may be required by law, including, without limitation the securities laws of the United States which are applicable to the Tenant as a result of its being listed on the NASDAQ exchange) and will exercise all necessary precautions to safeguard the secrecy of the lease and prevent unauthorized disclosures.

24.12 The parties agree that certain provisions of the Offer to lease that preceded this lease shall continue to bind the parties until the Commencement Date notwithstanding the signing this lease and those are the clause with respect to the occupancy permit, the plans and the temporary space to be furnished by the Landlord to the Tenant pending construction of the Premises.

ARTICLE 25              ENVIRONMENT

25.1                    Hazardous Substances

                        The term "Hazardous Substances", as used in this lease, shall include, without limitation, flammables, explosives, radioactive materials, asbestos, polychlorinated biphenyls (PCBs), chemicals known to cause cancer or reproductive toxicity, pollutants, contaminants, hazardous wastes, toxic substances or related materials, petroleum and petroleum products and substances declared to be hazardous or toxic under any law or regulation now or hereafter enacted or promulgated by any governmental authority.

25.2                    Tenant's Restrictions

                        Tenant shall not cause or permit to occur:

a)          any  violation  of  any  federal,   provincial,  or  municipal  law,
            ordinance, or regulation now or hereafter enacted, related to environmental conditions on, under, or about the Premises, or arising from Tenant's use or occupancy of the Premises of any Hazardous Substance;

b) the use, generation, release, manufacture, refining production, processing, storage, or disposal of any Hazardous Substance on, under, or about the Premises, or the transportation to or from the Premises of any Hazardous Substance.

25.3                    Environmental Clean-up

a)          Tenant shall, at Tenant's  expense,  comply with all laws regulating
            the  use,  generation,  storage,  transportation,   or  disposal  of
            Hazardous Substances ("Laws").

b)          Tenant  shall,  at Tenant's own expense,  make all  submissions  to, provide all information required by, and comply with all requirements of all governmental authorities (the "Authorities") under the Laws.

c) Should any Authority or any third party demand that a cleanup plan be prepared and that a cleanup be undertaken as a result of any deposit, spill, discharge, or other release of Hazardous Substances that occurs during the term of this lease, at or from the Premises, or which arises at any time from Tenant's use or occupancy of the Premises, then Tenant shall, at Tenant's own expense, prepare and submit the required plans and all related bonds and other financial assurances; and Tenant shall carry out all such cleanup plans.

d) Tenant shall promptly provide all information regarding the use, generation, storage, transportation, or disposal of Hazardous Substances that is requested by Landlord. If Tenant fails to fulfil any duty imposed under this section 25.3 within a reasonable time, Landlord may do so; and in such case, Tenant shall co-operate with Landlord in order to prepare all documents Landlord deems necessary or appropriate to determine the applicability of the Laws to the Premises and Tenant's use thereof, and for compliance therewith, and Tenant shall execute all documents promptly upon Landlord's request. No such action by Landlord and no attempt made by Landlord to mitigate damages under any Law shall constitute a waiver of any of Tenant's obligations under this section 25.3.

e) Tenant's obligations and liabilities under this section 25.3 shall survive the expiration of this lease.

25.4                    Removal of Installation

a) Without restricting the generality of this article, or the article entitled "Tenant's Indemnity", Landlord may, at the expiration of this lease, or sooner termination, at its sole option require Tenant to remove, any and all subterranean structures or equipment installed by or on behalf of the Tenant, including, without limitation, any storage tanks, piping, hoses or pumps within such delay as Landlord deems reasonable, failing which, Landlord may carry out such removal at Tenant's expense. Any removal so carried out shall entail the reinstatement of Land or the Premises to the condition they were in prior to the installation of such subterranean structures or equipment.

b) Tenant's obligations and liabilities under this section 25.4 shall survive the expiration of this lease.

25.5                    Tenant's Indemnity

a) Tenant shall indemnify, defend, and hold harmless Landlord, the manager of the property, and their respective officers, directors, beneficiaries, shareholders, partners, agents, and employees from all fines, suits procedures, claims and actions of every kind, and all costs associated therewith (including attorneys' and consultants' fees) arising out of or in any way connected with any deposit, spill, discharge, or other release of Hazardous Substances that occurs during the term of this lease, at or from the Premises, or which arises at any time from Tenant's use or occupancy of the Premises other than any of same caused by or arising as a result of the fault of, the Landlord, or from Tenant's failure to provide all information, make all submissions, and take all steps required by all Authorities under the Laws and all other environmental laws.

b) Tenant's obligations and liabilities under this section 25.5 shall survive the expiration of this lease.


ARTICLE 26  LANGUAGE OF LEASE

26.1                    Le Locataire a exige que ce bail soit redige en anglais.

                        The Tenant has required that this lease be drawn in the English language.


                        AND IT IS AGREED, that the provisions hereof shall be binding upon and enure to the benefit of the successors, heirs, legal representatives and assigns of the parties except as may be hereinabove otherwise provided, and if there is more than one tenant, the covenants herein contained on the part of the Tenant shall be construed as being several as well as joint, and where necessary, the singular number shall be taken to include the plural, and the neuter, the masculine and/or the feminine gender.


                        IN WITNESS WHEREOF, the parties have duly executed and signed these presents on the place and date first mentioned at the beginning of this lease.


                                           LANDLORD
                                           LIBERTY SITES LTD.



                                           Per: /s/ Sandra Levy
                                               -----------------------------
                                                    Authorized Signatory

                                           Name:  Sandra Levy
                                                 ---------------------------

                                           Title:    President
                                                 ---------------------------



                                           TENANT
                                           LILT CANADA INC.


                                           Per: /s/ Iraj Najafi
                                               -----------------------------
                                                     Authorized Signatory


                                           Name:   Iraj Najafi
                                                 ---------------------------

                                           Title:    President
                                                 ---------------------------


And hereto intervened Spiegel Sohmer who agrees to comply with the provisions of section 24.1 hereof.


                                           SPIEGEL SOHMER


                                           Per:  /s/ Dan Donath
                                               -----------------------------
                                                     Authorized Signatory


                                           Name:  Dan Donath
                                                 ---------------------------

                                           Title:    Partner
                                                 ---------------------------

                                  SCHEDULE "A"
                                  ------------

                               [GRAPHIC OMITTED]

                                 SCHEDULE "A-1"
                                 --------------

                               [GRAPHIC OMITTED]

                                 SCHEDULE "A-1"
                                 --------------

                               [GRAPHIC OMITTED]

                                 SCHEDULE "A-2"
                                (Building 116-B)
                                ----------------

                               [GRAPHIC OMITTED]

                                                                               1
                               L I L T Canada Inc.
                                  SCHEDULE "B"
                                 LANDLORD'S WORK

================================================================================

1.0     GENERAL CONSTRUCTION:
        ---------------------

1.1     INTERIOR PARTITIONS:
        --------------------

        Definition:

        TYPICAL PARTITIONS:
        -------------------
        Single layer 1/2" gyproc, each side on 2 1/2" steel studs, to underside of suspended ceilings, with 2 1/2" sound attenuation blankets.

        SOUND INSULATED PARTITIONS:
        ---------------------------
        Single layer 1/2" gyproc, each side on 21/2" steel studs; full height partitions to underside of structure with 2 1/2" sound attenuation blankets.

        FIRE RATED PARTITIONS:
        ----------------------
        Single or double layer 1/2" fire code gyproc full height to structure, as required by local and national building codes and bylaws.

        LOCATION:
        ---------
        Provide fire rated partitions where required by code, as well as telephone and computer rooms. Provide sound insulated partitions in washrooms, conference rooms, cafeteria and executive (V.P.) level office, main reception, and director's office.

1.2     CEILING HEIGHTS; OFFICE AREA:
        -----------------------------
        Lobby                 11' to 12'
        Second Floor          10'

        CEILING FINISHES:
        -----------------
        T-bar grid with lay-in acoustic tiles 20" x 60" in general open and closed office areas unless otherwise noted. Decorative gyproc ceilings in vestibule, reception, lobby, elevator, and gyproc borders in conference room, and president's office.

1.3     DOORS AND FRAMES:
        -----------------
        8'0" wood veneer solid core upgraded stained finish doors and frames complete with hardware for conference rooms, closed offices, and for general office area.

1.4     SERVICE DOORS:
        --------------
        Washroom doors to be solid core wood doors in pressed steel frames, plastic laminate finish. Electrical room door to be steel door.

1.5     HARDWARE:
        ---------
        All doors to have 1 1/2" pairs of ball bearing hinges, building standard lever handle passage sets, and locks as required. All hardware to be brushed steel finish.

1.6     BUILT-INS:
        ----------
        Lower  and  upper  cabinets  and  counter  for  cafeteria.   All  to  be
        constructed of 5/8" press board with plastic laminate finish.

1.7     COMPUTER AND SPECIALTY ROOMS:
        -----------------------------
        Provide building standard typical floor finishes, ceilings, walls, and doors.

April 10, 2000

                                                                               2
                               L I L T Canada Inc.
                                  SCHEDULE "B"
                                 LANDLORD'S WORK

================================================================================

        Painted slab with adequate lights and A/C, standard loads for standard offices, 1 ton per 400 sq. ft.

1.8     FINISHES AND DECORATION:
        ------------------------

1.9     CARPET:
        -------
        28 oz. carpet and carpet base in general office areas, closed offices and conference rooms, from building standard assortment.

2 0     GRANITE:
        -------
        12" x 12" granite tiles,  in vestibule,  reception,  main lobby,  and in
        elevator,  from  building  standard  assortment.   Granite  vanities  in
        washrooms.

2.1     CERAMIC TILE:
        -------------
        12" x 12" Fiandre type ceramic tile in washrooms.

2.2     VINYL COMPOSITE TILE:
        ---------------------
        12" x 12" standard vinyl composite tile in electrical rooms, janitor closet, and cafeteria. Armstrong or equivalent, from building standard assortment.

2.3     PAINTING AND WALL COVERING:
        ---------------------------
        3 finishing coats of paint, in open and closed office areas. Vinyl wall covering in reception, lobby, president's office, conference room, and in closed offices, as designated, from building standard assortment.

2.4     WINDOW COVERING:
        ----------------
        Vertical PVC blinds or roller blinds on exterior windows other than lobby, from building standard assortment.


3.0     ELECTRICAL AND MECHANICAL SERVICES:
        -----------------------------------

3.1     ELECTRICAL CAPACITY:
        --------------------
        Electrical   capacity   will  be   sufficient   for  building   standard
        requirements; 600 amps 600 volts (revised to 2000 amps, extra to be paid by Lumenon).

3.2     LIGHTING:
        ---------
        Deep cell parabolics with energy saving electronic ballasts set in ceiling suspension grid, in open and closed general and executive office areas. Recessed pot lights (capsulite) in vestibule, reception, and lobby. Dimmer in conference room. Concealed fluorescent cove lighting for main lobby, and reception, as designated.

3.3     ELECTRICAL AND TELEPHONE OUTLETS:
        ---------------------------------
        Vertical pack poles are not permitted. Two (2) Electrical outlets for each standard closed office; 3 electrical outlets for each executive office, (over 180 sq. ft.) and conference rooms and meeting rooms. Necessary outlets for maintenance of corridors and cleaning. Standard quantity of telephone outlets; 1 per work station. At each wall telephone outlet, in insulated wall, provide a 3/4" empty conduit to ceiling space with pull cord. In open office areas, each desk will have a quadrupex and a telephone outlet; connection of electrified base for partitions by Tenant. 1 floor monument in big conference room, 1 floor monument behind reception desk.

April 10, 2000

                                                                               3
                               L I L T Canada Inc.
                                  SCHEDULE "B"
                                 LANDLORD'S WORK

================================================================================

3.4     PLUMBING:
        ---------
        All lines as required for base building washrooms and water fountains as per code. One sink for coffee station. All washroom fixtures to be Crane or American Standard. Hot water for all sinks.

3.5     SPRINKLERS:
        -----------
        Semi-recessed sprinkler heads, white colored, in general office areas, flush recessed sprinkler heads in gyproc ceilings.

3.6     HVAC AND HUMIDIFICATION FOR OFFICE AREA ONLY:
        ---------------------------------------------
        Climate controlled air-conditioning system, zones will be designed to maximise comfort levels in private offices, to cover sun exposures along different elevations of the building; standard zoning; average temperature of 72 deg. F. (min. 69 deg. and max. 75 deg. F.):

  0     1 interior zone per 1,500 sq. ft.
  O     1 perimeter zone for every 30 ft. of perimeter wall.
  O     1 perimeter zone for each corner.
  O     Flexibility to add additional zones (at Tenant's cost).

        Standard humidification of 25%.

        Heating for the perimeter zones will be provided by electric baseboard heaters, tied back to ARC. system (in offices only).

3.7     COMPUTER ROOMS AND SPECIALTY EQUIPMENT ROOMS:
        ---------------------------------------------
        Provide building standard typical, lighting, sprinklering, electrical and mechanical distribution and controls.

3.8     WAREHOUSE AREA/ MANUFACTURING AREA:
        -----------------------------------
        Suspended natural gas fired unit heaters.
        Metal halide lighting.

        2 Shipping doors.
        Concrete floor, epoxy grey paint on floor.
        Fully sprinklered.
        White epoxy paint on walls.

3.9     CEILING HEIGHTS:
        Clean Room Area; 27' clear
        Manufacturing Area; 27' clear in one section, and 12' clear in another section.


April 10, 2000

                                                                               4
                               L I L T Canada Inc.
                                  SCHEDULE "B"
                                 LANDLORD'S WORK

================================================================================

4.0     CLEAN ROOM AREA
        ---------------
        Landlord agrees to credit (on extras) an amount of TEN THOUSAND DOLLARS ($10,000.00) for humidifying the clean room area (work will be carried out by Tenant's contractor); Landlord also agrees to compensate Tenant FIFTEEN THOUSAND DOLLARS ($15,000.00) to maintain Item 3.6 as worded in this Schedule "B".

April 10, 2000

                                                                               1
                               L I L T Canada Inc.
                                  SCHEDULE "B"
                                 ITEMS EXCLUDED

================================================================================

The following items are not included, but Landlord can carry out such work, and invoice the Tenant:


A)        Telephone cabling.

B)        Fibre optic cabling and or conduiting.

C)        Computer cabling and or conduiting.

D)        Alarm company cabling and or conduiting.

E)        Alarm system, card access.

F) Computer room floor and its grounding, clean room floor, and all clean room construction disciplines as well. Any special sprinkler requirements, or special fire protection systems for computer room, clean room or manufacturing area.

G)        Additional HVAC zones over and above building standard zoning.

H) Any special separate HVAC system for computer room, or special power requirements for computer room, clean room area, manufacturing area, or other rooms, or areas.

I) HVAC upgrade for cafeteria, or any special cafeteria requirements, beyond conventional equipment, i.e. microwave, fridge, and vending machine. No connections to cafeteria equipment, and no cafeteria panel/transformer.

J)        Cafeteria equipment, furniture, or built-in banquette.

K)        Office  services  built-ins,  such as  counters,  pigeon  holes,  etc.

L) Reception desks, credenzas, end tables, boardroom tables, and any other furniture items, or additional millwork built-ins.

M)        Upgrade wood wall base.

N)        Structural reinforcement for any heavy rolling filing systems.

O) Any moveable partition walls to divide conference rooms or other rooms.

P)        Any cafeteria condiment counter or vending counter.

Q)        Any projection screens or audio visual equipment.

R)        Any cable trays in ceiling or embedded in concrete.

S)        Any generator or subsequent provisions for a generator.

T)        Any special door hardware other than building standard.


U)        Any special glazed partitions.

V)        Any additional glazed sidelights.

W)        Any special ventilation for smoking room.

X)        Any company signage.

Y) Any underground prerequisites not indicated and or priced by Landlord which may be relevant to tenant operations not indicated on drawing.


April 10, 2000

                               L I L T Canada Inc.
                                  SCHEDULE "B"
                                 ITEMS EXCLUDED

================================================================================

Z) Any special requirements for clean room area, and manufacturing area, which exceed base building standards.





April 10, 2000

                                  SCHEDULE "D"
                               L I L T Canada tnc.
                        OPERATING COST ESTIMATE FOR 2000

================================================================================

   INSURANCE                                                     $   0.15 SQ.FT.

   SNOW REMOVAL & LANDSCAPING                                    $   0.45 SQ.FT.

   MUNICIPAL & SCHOOL TAXES                                      $   0.80 SQ.FT.

   EXTERIOR GROUNDS MAINTENANCE                                  $   0.25 SQ.FT.

   TAX ON CAPITAL (FEDERAL)                                      $   0.13 SQ.FT.

   TAX ON CAPITAL (PROVINCIAL)                                   $   0.42 SQ.FT.

   SURTAX                                                        $   0.95 SQ.FT.

   SECURITY                                                      $   0.50 SQ.FT.
                                                                 ---------------
                                                                 $   3.65 SQ.FT.

   15% ADMINISTRATION FEE                                        $   0.55 SQ.FT.
                                                                 ---------------

   NET LEASE TOTAL                                               $   4.20 SQ.FT.
                                                                 ===============

   UTILITIES ARE PAID DIRECTLY FROM
   THE TENANT, TO HYDRO QUEBEC
   AND GAZ METROPOLITAIN.